COLUMBIA ACORN TRUST

Columbia Acorn® Fund

Columbia Acorn International®

Columbia Acorn USA®

Columbia Acorn International SelectSM

Columbia Acorn SelectSM

Columbia Thermostat FundSM

Columbia Acorn Emerging Markets FundSM

Columbia Acorn European FundSM

(the “Funds”)

Supplement dated November 1, 2013 to the Funds’ Prospectuses and Statement of Additional Information (“SAI”) dated May 1, 2013, as supplemented

The prospectuses and the SAI for each of the Funds are hereby supplemented to reflect the following:

Effective March 31, 2014, Charles P. McQuaid expects to step down from his current roles as lead portfolio manager of Columbia Acorn Fund and President and Chief Investment Officer of Columbia Wanger Asset Management, LLC (“CWAM”).

Effective April 1, 2014, it is expected that:

•	Robert A. Mohn will commence service as lead portfolio manager of Columbia Acorn Fund. Mr. Mohn has served as the co-portfolio manager of Columbia Acorn Fund for the past 10 years and as an analyst for Columbia Acorn Fund since 1992. Mr. Mohn is currently the lead portfolio manager of Columbia Acorn USA and the Director of Domestic Research at CWAM. Mr. Mohn will continue to serve as the lead portfolio manager of Columbia Acorn USA and will become the Domestic Chief Investment Officer of CWAM.

•	P. Zachary Egan will succeed Mr. McQuaid as President of CWAM and become the International Chief Investment Officer of CWAM. Mr. Egan is currently the co-portfolio manager of Columbia Acorn International and Columbia Acorn Emerging Markets Fund and the Director of International Research at CWAM. Mr. Egan will continue to serve as co-portfolio manager of Columbia Acorn International and Columbia Acorn Emerging Markets Fund.

Effective January 1, 2014, it is expected that:

•	David L. Frank, a CWAM analyst since 2002 who has focused on financial stocks, some transportation stocks and special situations, will commence service as co-portfolio manager of Columbia Acorn Fund.

•	William J. Doyle, a CWAM analyst since 2006 who has focused on energy stocks, will commence service as co-portfolio manager of Columbia Acorn USA.

•	Christopher J. Olson, the lead portfolio manager of Columbia Acorn International Select since 2001, will commence service as co-portfolio manager of Columbia Thermostat Fund. Mr. Olson will continue to serve as lead portfolio manager of Columbia Acorn International Select.

After March 31, 2014, Mr. McQuaid expects to continue serving as lead portfolio manager of Columbia Thermostat Fund. He also expects to continue as an analyst and to serve in certain advisory and consulting roles at CWAM.

Shareholders should retain this Supplement for future reference.

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